Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	GE Capital Equity Holdings, Inc.

Address of Joint Filer:	201 Merritt 7
Norwalk, CT 06851

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, LLC. (TSQ)

Date of Event Requiring
Statement (Month/Day/Year):	7/23/2014

Designated Filer:	General Electric Capital Corporation

Signature:

GE CAPITAL EQUITY HOLDINGS, INC.

  /s/  Robert Roderick
Name:           Robert Roderick
Title:           Managing Director

July 23, 2014
Date

Joint Filer Information

Name of Joint Filer:	GE Business Financial Services Inc.

Address of Joint Filer:	201 Merritt 7
Norwalk, CT 06851

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, LLC (TSQ)

Date of Event Requiring
Statement (Month/Day/Year):	7/23/2014

Designated Filer:	General Electric Capital Corporation

Signature:

GE BUSINESS FINANCIAL SERVICES INC.

 /s/ Robert Roderick
Name:           Robert Roderick
Title:           Vice President

July 23, 2014
Date

Joint Filer Information

Name of Joint Filer:	GEI, Inc.

Address of Joint Filer:	201 High Ridge Rd.
Stamford, CT 06927

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, LLC (TSQ)

Date of Event Requiring
Statement (Month/Day/Year):	7/23/2014

Designated Filer:	General Electric Capital Corporation

Signature:

GEI, INC.

  /s/   Aun A. Singapore
Name:           Aun A. Singapore
Title:           Assistant Secretary

July 23, 2014
Date

Joint Filer Information

Name of Joint Filer:	Antares Capital Corporation

Address of Joint Filer:	201 Merritt 7
Norwalk, CT 06851

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, LLC (TSQ)

Date of Event Requiring
Statement (Month/Day/Year):	7/23/2014

Designated Filer:	General Electric Capital Corporation

Signature:

ANTARES CAPITAL CORPORATION

/s/ Robert Roderick
Name: Robert Roderick
Title:           Vice President

July 23, 2014
Date

Joint Filer Information

Name of Joint Filer:	General Electric Company

Address of Joint Filer:	3135 Easton Turnpike
Fairfield, CT 06828

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Townsquare Media, LLC (TSQ)

Date of Event Requiring
Statement (Month/Day/Year):	7/23/2014

Designated Filer:	General Electric Capital Corporation

Signature:

GENERAL ELECTRIC COMPANY

  /s/   Frank Ertl
Name:           Frank Ertl
Title:           Attorney-in-Fact

July 23, 2014
Date

(1) Each of GE Capital Equity Holdings, Inc., GE Business Financial Services Inc., GEI, Inc., and Antares Capital Corporation is a direct or indirect subsidiary of General Electric Capital Corporation, which is a direct subsidiary of General Electric Company (“GE”).  GE disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that GE is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.